SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 30, 2004

LIBERATE TECHNOLOGIES

(Exact Name of Registrant as Specified in Charter)

Delaware	000-26565	94-3245315
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2655 Campus Drive, Suite 250, San Mateo, California		94403
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (650) 645-4000

Item 3.  Bankruptcy or Receivership.

On April 30, 2004, Liberate Technologies filed a voluntary petition for reorganization under chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”), case number 04-11299.  Liberate continues to maintain its assets, operate its business and manage its affairs as a debtor-in-possession under the jurisdiction of the Bankruptcy Court and in accordance with applicable provisions of the Bankruptcy Code.

A copy of the press release announcing the filing of the petition is attached as Exhibit 99.1 to this report on Form 8-K and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

Exhibit Number	Description
99.1	Press release dated April 30, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERATE TECHNOLOGIES

Date: April 30, 2004	By:	/s/ Gregory S. Wood
	Name:	Gregory S. Wood
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated April 30, 2004.